                                                                    EXHIBIT 10.6

$________________                                              ________ __, 1997


                                   DEMAND NOTE

           FOR VALUE RECEIVED, SPECIALTY RETAIL GROUP, INC., a Florida corporation (the "Payor") hereby promises to pay to the order of ______________ (the "Payee"), ON DEMAND, the principal amount of _______________
($______________) Dollars, together with interest on the unpaid principal balance from the date hereof at the rate of 8% per annum.

           Payments of principal and interest shall be made at __________________, New York ______, or at such other place or to such other payee as the holder of this Note may from time to time designate.

           The holder may demand partial payment of this Note from time to time, and the undersigned may prepay this Note, in whole or in part, at any time or from time to time, without premium or penalty. Any such partial payment or prepayment shall be applied first to interest and then to principal.

           The Borrower shall reimburse the holder of this Note, on demand, for all costs and expenses, including, without limitation, reasonable attorney's fees, which may be incurred by the holder to enforce this Note or to collect any indebtedness evidenced hereby. The holder shall have the right to apply any payment or prepayment of any nature first to the reimbursement of such expenses.

           The Borrower hereby assents to any indulgence or any extension of the time for payment of the indebtedness evidenced hereby. Any failure to exercise or any delay in exercising any right hereunder shall not be construed as a waiver of such right or any other right.

           The Borrower hereby waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, diligence in collection, and the benefit of any exemption or insolvency laws.

           This Note shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to instruments made and to be performed wholly within said State. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions hereof.

           IN WITNESS WHEREOF, the Borrower has duly executed and delivered this Note as of the date first above written.



                                            SPECIALTY RETAIL GROUP, INC.

                                            By:  _________________________
                                                    Authorized Representative

====================================================================

                   DEMAND NOTES ISSUED -- as at 1/26/98

-------------------------------------------------------------------
Date                 Amount          Lender
-------------------------------------------------------------------
12/23/96            $3,750.28      Seymour Zises
-------------------------------------------------------------------
 1/15/97            10,000.00      Cathy Zises
-------------------------------------------------------------------
 1/15/97            10,000.00      Selig Zises
-------------------------------------------------------------------
 1/24/97             3,750.28      Seymour Zises
-------------------------------------------------------------------
 1/28/97            12,500.00      Selig Zises
-------------------------------------------------------------------
 1/28/97            12,500.00      Cathy Zises
-------------------------------------------------------------------
 2/11/97             6,000.00      Selig Zises
-------------------------------------------------------------------
 2/26/97            10,000.00      Selig Zises
-------------------------------------------------------------------
 2/26/97             5,000.00      Cathy Zises
-------------------------------------------------------------------
 3/04/97             4,000.00      Cathy Zises
-------------------------------------------------------------------
 3/04/97             4,000.00      Selig Zises
-------------------------------------------------------------------
 3/17/97             5,000.00      Selig Zises
-------------------------------------------------------------------
 4/16/97             7,500.00      Cathy Zises
-------------------------------------------------------------------
 5/02/97             7,500.00      Selig Zises
-------------------------------------------------------------------
 5/21/97             7,500.00      Cathy Zises
-------------------------------------------------------------------
 6/03/97            12,500.00      Selig Zises
-------------------------------------------------------------------
 6/03/97            12,500.00      Cathy Zises
-------------------------------------------------------------------
 6/10/97             6,500.00      Cathy Zises
-------------------------------------------------------------------
 6/10/97             6,250.00      Selig Zises
-------------------------------------------------------------------
 6/25/97             3,750.00      Cathy Zises
-------------------------------------------------------------------
 6/27/97             3,750.00      Selig Zises
-------------------------------------------------------------------
 7/10/97             5,000.00      Cathy Zises
-------------------------------------------------------------------

 7/23/97            10,000.00      Selig Zises
-------------------------------------------------------------------
 7/23/97             5,000.00      Cathy Zises
-------------------------------------------------------------------
 7/31/97             6,000.00      Cathy Zises
-------------------------------------------------------------------
 8/01/97             6,000.00      Selig Zises
-------------------------------------------------------------------
 8/18/97             8,000.00      Cathy Zises
-------------------------------------------------------------------
 8/25/97             8,000.00      Cathy Zises
-------------------------------------------------------------------
 9/04/97            10,000.00      Selig Zises
-------------------------------------------------------------------
 9/15/97             7,500.00      Cathy Zises

---------------------------------------------------------------------
 9/15/97               7,500.00      Selig Zises
---------------------------------------------------------------------
 9/24/97               5,000.00      Cathy Zises
---------------------------------------------------------------------
 9/24/97               5,000.00      Cathy Zises
---------------------------------------------------------------------
 9/25/97               5,000.00      Selig Zises
---------------------------------------------------------------------
10/16/97              $3,000.00      Selig Zises
---------------------------------------------------------------------
10/16/97              $3,000.00      Cathy Zises
---------------------------------------------------------------------
10/23/97              $4,000.00      Cathy Zises
---------------------------------------------------------------------
10/24/97              $4,000.00      Selig Zises
---------------------------------------------------------------------
11/03/97              $4,000.00      Selig Zises
---------------------------------------------------------------------
11/03/97              $4,000.00      Cathy Zises
---------------------------------------------------------------------
11/18/97              $5,000.00      Selig Zises
---------------------------------------------------------------------
11/18/97              $5,000.00      Cathy Zises
---------------------------------------------------------------------
11/26/97              $3,000.00      Selig Zises
---------------------------------------------------------------------
11/26/97              $3,000.00      Cathy Zises
---------------------------------------------------------------------
12/02/97              $9,500.00      Seymour Zises

---------------------------------------------------------------------
12/04/97              $9,500.00      Selig Zises
---------------------------------------------------------------------
12/10/97              $5,000.00      Cathy Zises
---------------------------------------------------------------------
12/10/97              $5,000.00      Selig Zises
---------------------------------------------------------------------
12/23/97              $7,500.00      Cathy Zises
---------------------------------------------------------------------
12/30/97              $7,500.00      Selig Zises
---------------------------------------------------------------------
12/31/97             $58,000.00      Cathy Zises
---------------------------------------------------------------------
 1/15/98              $5,000.00      Selig Zises
---------------------------------------------------------------------
 1/15/98              $5,000.00      Selig Zises
=====================================================================